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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

The undersigned, as a Director of Loral Corporation, a New York corporation (the "Company"), and/or, as applicable, as an officer of the Company; does hereby constitute and appoint Michael B. Targoff and/or Eric J. Zahler to be his agent and attorney-in-fact; with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned; to sign in the name and on behalf of the undersigned, as Director of the Company or as Officer of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for fiscal year 1994; to execute and deliver any agreements, instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Report and amendments or supplements and generally to act for and in the name of the undersigned with respect to such filing as fully as could be undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed the Power-of-Attorney on the date set opposite his respective name.

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
                SIGNATURES                                     TITLE                          DATE
- - - ------------------------------------------    ---------------------------------------    --------------
                                              Chairman of the Board, Chief Executive
- - - ------------------------------------------    Officer and Director
           Bernard L. Schwartz
                                              Director and President
- - - ------------------------------------------
              Frank C. Lanza

       /s/  HOWARD GITTIS                     Director                                    March 9, 1994
- - - ------------------------------------------
            Howard Gittis

     /s/  ROBERT B. HODES                     Director                                    March 9, 1994
- - - ------------------------------------------
          Robert B. Hodes

         /s/  GERSHON KEKST                   Director                                    March 9, 1994
- - - ------------------------------------------
              Gershon Kekst

                                              Director
- - - ------------------------------------------
             Charles Lazarus

            /s/  MALVIN A. RUDERMAN           Director                                    March 9, 1994
- - - ------------------------------------------
                 Malvin A. Ruderman

       /s/  E. DONALD SHAPIRO                 Director                                    March 9, 1994
- - - ------------------------------------------
            E. Donald Shapiro

         /s/  ALLEN M. SHINN                  Director                                    March 9, 1994
- - - ------------------------------------------
              Allen M. Shinn

          /s/  THOMAS J. STANTON, JR.         Director                                    March 9, 1994
- - - ------------------------------------------
               Thomas J. Stanton, Jr.

            /s/  DANIEL YANKELOVICH           Director                                    March 9, 1994
- - - ------------------------------------------
                 Daniel Yankelovich

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